                                                                 EXHIBIT 10.6

                                 ASSIGNMENT OF
                          PROCEEDS OF LETTER OF CREDIT

THIS ASSIGNMENT OF PROCEEDS OF LETTER OF CREDIT dated May 21, 1997 is entered into between L.A. Gear California, Inc. ("Borrower") and Congress Financial Corporation (Western) ("Congress"), in connection with the Loan and Security Agreement between Borrower and Congress of even date (the "Loan Agreement"). (Capitalized terms used in this Assignment, which are not defined, shall have the meanings set forth in the Loan Agreement. The Loan Agreement and all present and future documents and agreements executed in connection therewith or relating thereto are referred to herein collectively as the "Loan Documents".)

     1    ASSIGNMENT OF LETTER OF CREDIT.  To further secure payment and performance of all Obligations, Borrower hereby grants to Congress a continuing security interest in, a lien upon, and hereby assigns to Congress, all proceeds of all letters of credit in favor of Borrower, now existing or hereafter arising, and all drafts drawn thereunder (the "Letters of Credit").
 Without limiting any of the provisions of the Loan Agreement, the "Collateral" (as defined in the Loan Agreement) includes without limitation all Letters of Credit and all proceeds thereof and all documents relating thereto.

     2    PERFORMANCE OF CONDITIONS.  Borrower agrees to perform all of the obligations, and present all drafts and all other documents, necessary to draw on the Letters of Credit in strict compliance with all of the terms and conditions of the Letters of Credit and prior to their expiration, and Borrower agrees to take all such other actions as are necessary to cause the drafts drawn on the Letters of Credit to be paid in full directly to Congress by the issuers of the Letters of Credit or the banks confirming the Letters of Credit.

     3    APPLICATION OF PROCEEDS.  Whether or not any Event of Default has
occurred, Congress is authorized (but not obligated) to collect all of the proceeds of the Letters of Credit. All such proceeds shall be credited to the Payment Account (as set forth in, and subject to the charges set forth in, Section 6.1 and 6.2 of the Loan Agreement), and all such proceeds shall be applied to the Obligations in such order and manner as Congress shall determine. Any excess of such proceeds over the Obligations shall be remitted to the Borrower.

     4    REPRESENTATIONS, WARRANTIES AND COVENANTS.  Borrower represents and warrants to Congress that it has not, and shall not, by negotiation of drafts or otherwise, assign or grant any security interest in the whole or any part of the proceeds of the Letters of Credit or give any other authorization or direction to make any payment thereof to any other party other than Congress. Borrower shall pay all costs and expenses in connection with this Agreement. Borrower shall not agree to any amendments or modifications to the Letters of Credit without the prior written consent of Congress, which shall not be unreasonably withheld. Borrower shall not cancel or substitute for the Letters of Credit. Borrower shall provide Congress with copies of all correspondence relating to the Letters of Credit within one business day after the same is sent or received by Borrower, and Borrower shall keep Congress advised as to the status of all matters relating to the Letters of Credit. No receipt of such correspondence or information by Congress shall be deemed to be an acquiescence therein or consent thereto or to waive or vary any of the provisions of this Agreement.

     5    GENERAL.  This Assignment is a supplement to the Loan Agreement, and all rights and remedies hereunder and thereunder are cumulative. This Assignment, the Loan Agreement and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior oral discussions, representations, agreements and understandings between the parties. This Assignment may not

                                   Assignment of Proceeds of Letters of Credit
------------------------------------------------------------------------------

be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. Borrower agrees to take all further actions and execute all further documents from time to time as may be reasonably necessary to carry out the purposes of this Assignment. This Assignment is being entered into, and shall be governed by the laws of the State of California.

     6    JURY WAIVER.  BORROWER AND CONGRESS EACH HEREBY WAIVES ANY RIGHT TO
TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS ASSIGNMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWER AND CONGRESS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT BORROWER OR CONGRESS MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Borrower:

L.A. Gear California, Inc.



By   /s/ [Illegible]
   -----------------------------
     Vice President & CFO

By   /s/ [Illegible]
   -----------------------------
     Secretary




Congress:

Congress Financial Corporation (Western)



By  /s/ DONALD A. MCLEOD
   -----------------------------
Title  SENIOR VICE PRESIDENT
       --------------------------